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                                 Exhibit 10(PP)

                   Amendment No. 1 to Put Agreement and Waiver
                                      Among
                    State Automobile Mutual Insurance Company
                      State Auto Financial Corporation and
                                  Bank One, NA

                                   Dated as of
                                 August 28, 2002
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                  AMENDMENT NO. 1 TO PUT AGREEMENT AND WAIVER


         This Amendment (this "Amendment") is entered into as of August 28, 2002 by and among State Automobile Mutual Insurance Company, a mutual insurance company duly organized and validly existing under the laws of the State of Ohio ("State Auto Mutual"), State Auto Financial Corporation, a corporation duly organized and validly existing under the laws of the State of Ohio ("State Auto Financial" and, together with State Auto Mutual, the "State Auto Obligors"), and Bank One, NA, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the Lenders party to the Credit Agreement referred to below.


                                    RECITALS

         A. The State Auto Obligors and the Agent are parties to an Amended and Restated Put Agreement dated as of November 16, 2001 (the "Put Agreement").

         B. The State Auto Obligors and the Agent desire to amend the Put Agreement on the terms and conditions set forth below.

         C. Additionally, the State Auto Obligors have requested a waiver of, and the Agent wishes to waive, certain provisions of the Put Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. Waiver. The undersigned Agent hereby waives any breach of Section 4.10(c) of the Put Agreement arising solely out of the failure of State Auto Mutual to prevent the Premium to Surplus Ratio of State Auto P&C to exceed 2.50 to 1 during the fiscal quarter of State Auto P&C ended June 30, 2002.

         2. Amendments to Put Agreement. Upon the satisfaction of each of the conditions set forth in Section 4 below, the Put Agreement shall be amended as follows:

                  (a) Article I of the Put Agreement shall be amended by adding the following definition thereto in alphabetical order:

                  "State Auto Pool" shall mean, collectively, State Auto Mutual, State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto Insurance.

                  (b) The definition of "Midwest Security" in Article I of the Put Agreement shall be amended and restated to read as follows:

                  "Midwest Security" means State Auto Insurance Company of Wisconsin (formerly known as Midwest Security Insurance Company), a Wisconsin domiciled property and casualty insurance company.

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                  (c) The definition of "State Auto Insurance" in Article I of the Put Agreement shall be amended and restated to read as follows:

                  "State Auto Insurance" means State Auto Insurance Company, an Ohio corporation to be renamed State Auto Insurance Company of Ohio.

                  (d) Section 4.10(c) of the Put Agreement shall be amended and restated in its entirety to read as follows:

                  (c) Premium to Surplus. State Auto Mutual will not permit its Premium to Surplus Ratio at any time to exceed (i) 2.00 to 1, at any time prior to the occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement (provided that no Loans are outstanding at such time) and (ii) 2.50 to 1, at any time during the period from and including the date of occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement to but excluding the date all Loans shall have been required to be repaid in full pursuant to the terms of the Credit Agreement. State Auto Mutual will not permit the Premium to Surplus Ratio of State Auto P&C to exceed (x) 2.75 to 1 at any time prior to the occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement (provided that no Loans are outstanding at such time) and (y)
         3.00 to 1, at any time during the period from and including the date of occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement to but excluding the date all Loans shall have been required to be repaid in full pursuant to the terms of the Credit Agreement. State Auto Mutual will not permit the Premium to Surplus Ratio of the State Auto Pool to exceed (x) 2.00 to 1 at any time prior to the occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement (provided that no Loans are outstanding at such time) and (y) 2.50 to 1 at any time during the period from and including the date of occurrence of a catastrophe giving rise to Loans being outstanding under the Credit Agreement to but excluding the date all Loans shall have been required to be repaid in full pursuant to the terms of the Credit Agreement.

         3. Representations and Warranties of State Auto Obligors. Each State Auto Obligor represents and warrants that:

                  (a) The execution, delivery and performance by such State Auto Obligor of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of such State Auto Obligor enforceable against such State Auto Obligor in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

                  (b) Each of the representations and warranties contained in the Put Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent any such representation or warranty is stated to relate


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                  solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date;

                  (c) After giving effect to this Amendment, no Put Event has occurred and is continuing.

         4. Effective Date. Section 2 of this Amendment shall become effective as of July 1, 2002 upon satisfaction of the following conditions:

                  (a) Executed Amendment. Receipt by the Agent of duly executed counterparts hereof by State Auto Obligors and the Agent.

                  (b) Fees. The receipt by the Agent of the amendment fee referenced in Section 6(b) below.

                  (c) Miscellaneous. Receipt by the Agent of such other documents, certificates, instruments and opinions as may reasonably be requested in advance of the date hereof by it.

         5. Reference to and Effect Upon the Put Agreement.

                  (a) Except as specifically amended above, the Put Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Put Agreement or any Loan Document, nor constitute a waiver of any provision of the Put Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Put Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Put Agreement as amended hereby.

         6. Costs and Expenses.

                  (a) Each State Auto Obligor hereby affirms its joint and several obligation under Section 5.3 of the Put Agreement to reimburse the Agent for all costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable attorneys' fees and time charges of attorneys for the Agent with respect thereto.

                  (b) The State Auto Obligors hereby jointly and severally agree that, contemporaneously herewith, the State Auto Obligors shall pay to the Agent for the ratable benefit of the Lenders party hereto an amendment fee in an amount equal to $3,000 for each Lender that executes this Amendment on or before August 28, 2002.

         7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO



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CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.


                            [signature pages follow]



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                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                   STATE AUTOMOBILE MUTUAL INSURANCE COMPANY


                                   By:      /s/ Steven J. Johnston
                                       ---------------------------------------

                                   Title:   Senior Vice President
                                          ------------------------------------


                                   STATE AUTO FINANCIAL CORPORATION


                                   By:      /s/ Steven J. Johnston
                                       ---------------------------------------

                                   Title:   Senior Vice President
                                          ------------------------------------


                                   BANK ONE, NA, as Agent


                                   By:      /s/ Cynthia Priest
                                       ---------------------------------------

                                   Title:   Director
                                          ------------------------------------